UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report:    April 23, 2004
                                                  ---------------


                          INTERNATIONAL WIRELESS, INC.
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             (Exact name of Registrant as Specified in Its Charter)


         Maryland                      000-27045                36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS  Employer
of  Incorporation)                                         Identification  No.)


                               25 Mound Park Drive
                              Springboro, OH 45036
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (937) 748-2937
                                                          -----------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)



ITEM  5.  OTHER EVENTS.


     By a Special Meeting of the Directors held on the 20th day of April, 2004 at the Company's office in Springboro, Ohio, all directors consisting of Trent Sommerville as Chairman, Jerry Gruenbaum and Dr. Kenneth B. Farrisbeing, present either in person or by telephone, it was unanimously approved that Jeffrey Brandeis is hereby appointed as president of the Company and Craig Pietruszewski is hereby appointed as the Chief Financial Officer of the Company.

     Mr. Brandeis, a resident of Oldsmar, Florida, is a graduate of Baruch College in New York City with a BBA degree, and a graduate of Long Island University - CW Post, in New York with a MBA degree in Taxation. Mr. Brandeis worked five years combined at KPMG Peat Marwick, LLP and Hertz Herson CPA's, a midsize CPA firm in New York City in their tax departments. Over the past twenty 20 years, he has had a very successful career in sales and sales management for a multi billion dollar corporation. He has extensive experience managing and directing a sales staff that sold tax software, Engagement software, Practice Management, along with other financial accounting tools to major Accounting firms and corporations. This includes not only managing their activities, but includes budgeting, forecasting, planning, compensation plans.

     Mr. Pietruszewski, a resident of Glen Allen, Virginia, is a graduate of the University of North Dakota with a BSBA degrees in Accounting. He holds a license as a Certified Public Accountant and is a member of the Minnesota Society of CPA's. From 1985 to 1991, he worked in the audit department for KPMG Peat Marwick, LLP, ultimately managing audits primarily of insurance and manufacturing companies. In 1991, he joined the W. R. Berkley Corporation ("Berkley"), where for eleven years he served as the Chief Financial Officer for several different companies within Berkley's regional property and casualty group. From 1991 to 1997, he worked as the CFO for American West Insurance Company. From 1997 to 1999, he worked for the Presque Isle Insurance Division, a start-up property and casualty insurance operation. From 1999 to 2002, he served as the CFO of Berkley's Mid-Atlantic Group of Companies, participating in the reorganization and restructuring of this group of four organizations that had been previously run by separate management. Most recently in 2002, he joined The Reciprocal Group as CFO in their malpractice insurance operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2004                             International Wireless, Inc.
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                                                   (Registrant)

                                                   /s/  Jeffrey Brandeis
                                                   ----------------------------
                                                    Jeffrey Brandeis, President


                                                  /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                    Jerry Gruenbaum, Secretary